UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐
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☒ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ENGlobal Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

.

11740 Katy Fwy – Energy Tower III, 11th floor

Houston, Texas 77079

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AND PROXY STATEMENT

May [•], 2023

Dear Shareholder:

            I am pleased to invite you to the Annual Meeting of Shareholders of ENGlobal Corporation (“ENGlobal”).  The meeting will be held at our headquarters located at Energy Tower III, 11740 Katy Freeway, 2nd floor, Houston, Texas 77079, on Thursday, June 29, 2023 at 10:00 a.m., local time, to:

•	Elect five directors to the Board of Directors of ENGlobal;

•	Ratify the appointment of Moss Adams LLP as the independent auditors of ENGlobal for fiscal year 2023;

•	Approve an amendment to ENGlobal’s Restated Articles of Incorporation to effect, at the discretion of the Board of Directors, at a ratio of not less than one-for-[•] (1:[•]) and not greater than one-for-[•] (1:[•]), a reverse split of ENGlobal’s common stock;

•	Approve an amendment to ENGlobal’s Restated Articles of Incorporation to address an error and confirm the authority of the Board of Directors to issue “blank check” preferred stock; and

•	Transact such other business as may properly come before the meeting or any adjournment thereof.

            We are furnishing proxy materials to our shareholders over the Internet.  You may read, print and download our proxy statement and annual report at http://www.proxyvote.com.On or about May [•], 2023, we will mail our shareholders a notice containing instructions on how to access our proxy materials and vote online. The notice also provides instructions on how you can request proxy materials be sent to you by mail or email and how you can enroll to receive proxy materials by mail or email for future meetings.

            Only shareholders of record at the close of business on May 2, 2023 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.  Each share entitles the holder to one vote.  You can vote via the Internet at http://www.proxyvote.com, or by casting a ballot at the meeting. You may also vote by telephone by following the instructions found on the Internet site. If you request to receive proxy materials by mail or email, you may vote by any of the above methods or by mailing a completed proxy card.  For specific voting information, see “General Information” beginning on page 1 of the enclosed proxy statement.  Please submit a proxy card or voting instructions in advance of the meeting even if you plan to attend the meeting. Submitting a proxy card or voting instructions will not prevent you from attending the meeting in person, if you so desire, but will help ENGlobal ensure a quorum and reduce the expense of additional proxy solicitation.

            Attendance is limited to shareholders of ENGlobal, their proxy holders and our guests.  Shareholders holding stock in brokerage accounts must bring a brokerage statement or other evidence of share ownership as of May 2, 2023 in order to be admitted to the meeting.

Sincerely,

By:
William A. Coskey, P.E.
Chairman of the Board

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Time and Date		10:00 a.m., local time, on Thursday, June 29, 2023
Place		Energy Tower III, 11740 Katy Freeway, 2nd floor Houston, Texas 77079

Items of Business	(1)	To elect five directors to the Board of Directors of ENGlobal;
	(2)	To ratify the appointment of Moss Adams LLP as the independent auditors of ENGlobal for fiscal year 2023;
(3)

To approve an amendment ENGlobal’s Restated Articles of Incorporation to effect, at the discretion of the Board of Directors, at a ratio of not less than one-for-[•] (1:[•]) and not greater than one-for-[•] (1:[•]), a reverse split of ENGlobal’s common stock;

	(4)	To approve an amendment to ENGlobal’s Restated Articles of Incorporation to address an error and confirm the authority of the Board of Directors to issue “blank check” preferred stock;
	(5)	To transact such other business as may properly come before the meeting or any adjournment thereof.

Except with respect to the procedural matters incident to the conduct of the Annual Meeting, we are not aware of any other business to be brought before the Annual Meeting.

Adjournments and Postponements

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	You are entitled to notice of, and to vote at, the Annual Meeting only if you were an ENGlobal shareholder as of the close of business on May 2, 2023.

Meeting Admission

You are entitled to attend the Annual Meeting only if you were an ENGlobal shareholder as of the close of business on May 2, 2023, or hold a valid proxy for the Annual Meeting.  You should be prepared to present photo identification for admittance.  If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to May 2, 2023, a copy of the voting instruction card provided by your bank or brokerage firm, or other similar evidence of ownership.  If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly at 10:00 a.m., local time.  Check-in will begin at 9:00 a.m., local time, and you should allow ample time for the check-in procedures.

Voting

Your vote is very important.  Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying proxy statement and vote as soon as possible.  This will not only ensure the presence of a quorum at the Annual Meeting but also that your shares are voted in accordance with your wishes.  You will be able to vote via the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting.  For detailed information regarding voting, please refer to the section entitled “General Information” on page 1 of this proxy statement and the instructions on the proxy or voting instruction card.

By Order of the Board of Directors,

Darren W. Spriggs
Chief Financial Officer, Treasurer and Corporate Secretary

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2023 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

Page
GENERAL INFORMATION	4
SMALLER REPORTING COMPANY	7
CORPORATE GOVERNANCE AND BOARD MATTERS	7
Committees of the Board of Directors	9
Director Nominations	11
Communications with the Board	13
PROPOSAL ONE: ELECTION OF DIRECTORS	13
Recommendation of the Board	16
PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP FOR FISCAL YEAR 2023	17
Recommendation of the Board	17
PROPOSAL THREE:APPROVAL OF AN AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION TO EFFECT, AT THE DISCRETION OF OUR BOARD OF DIRECTORS, A REVERSE SPLIT OF OUR COMMON STOCK	18
Recommendation of the Board	23
PROPOSAL FOUR:APPROVAL OF AN AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION TO ADDRESS AN ERROR AND CONFIRM THE AUTHORITY OF OUR BOARD OF DIRECTORS TO ISSUE “BLANK CHECK” PREFERRED STOCK	24
Recommendation of the Board	25
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	26
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	26
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	28
EXECUTIVE OFFICERS	28
EXECUTIVE COMPENSATION TABLES	29
DIRECTOR COMPENSATION	33
HEDGING AND PLEDGING PROHIBITIONS	34
AUDIT MATTERS	34
Principal Auditor Fees	36
DELINQUENT SECTION 16(A) REPORTS	37
OTHER MATTERS	37
SHAREHOLDER PROPOSALS FOR 2024	37
SHAREHOLDERS SHARING THE SAME ADDRESS	38
ANNUAL REPORT TO SHAREHOLDERS	38
APPROVAL OF THE BOARD OF DIRECTORS	38
APPENDIX A	A-1
APPENDIX B	B-1

You may receive a copy of our Annual Report on Form 10-K and other information at no charge upon request directed to:

Darren W. Spriggs

Chief Financial Officer, Treasurer and Corporate Secretary

11740 Katy Fwy., Suite 1100

Houston, Texas 77079

Telephone 281-878-1000

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GENERAL INFORMATION

We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ENGlobal Corporation (“ENGlobal”) for the 2023 Annual Meeting of Shareholders (the “Meeting”) and for any adjournment or postponement of the Meeting.  In this proxy statement, we refer to ENGlobal as the “Company,” “we,” “our,” or “us.”

We are making these proxy materials available to you on the Internet. On or about May [•], 2023, we will mail a notice to our shareholders containing instructions on how to access the proxy materials at http://www.proxyvote.com and vote online. In addition, shareholders may request proxy materials to be sent to them by mail or email.

What is the location of the 2023 Annual Meeting?

The Meeting will be held at our headquarters located at Energy Tower III, 11740 Katy Freeway, 2nd floor, Houston, Texas 77079, on Thursday, June 29, 2023 at 10:00 a.m., local time or at such other time and place to which the Meeting may be adjourned or postponed.

Who is soliciting my proxy?

We are making these proxy materials available to you in connection with our solicitation of proxies for use at the Meeting.  Specified directors, officers, and employees of ENGlobal may also solicit proxies on our behalf, without additional compensation, by email, mail, telephone, fax, or in person.

Who is paying for this solicitation?

ENGlobal will pay for the solicitation of proxies, including the cost of preparing and assembling these proxy materials, making these proxy materials available on the Internet, mailing notices to our shareholders, and mailing these proxy materials to our shareholders upon request.  We have retained and paid a fee to Issuer Direct Corp. to assist us in making our proxy materials available on the Internet and tabulating our proxies, but we pay no separate compensation solely for the solicitation of proxies.

What is the purpose of the Meeting?

At the Meeting, shareholders will be asked to (1) elect directors, (2) ratify the appointment of Moss Adams LLP for fiscal year 2023, (3) approve an amendment to our Restated Articles of Incorporation to effect, at the discretion of the Board, at a ratio of not less than one-for-[•] (1:[•]) and not greater than one-for-[•] (1:[•]), a reverse split of our common stock, and (4) approve an amendment to our Restated Articles of Incorporation to address an error and confirm the authority of the Board to issue “blank check” preferred stock.

Who is entitled to vote at the Meeting?

Only shareholders of record at the close of business on May 2, 2023, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting.  If you were a shareholder of record on that date, you are entitled to vote all of the shares you held on that date at the Meeting, or any postponements or adjournments of the Meeting.

If your shares are registered directly in your name, you are the holder of record of these shares, and we will send the notice containing instructions on how to access the proxy materials and vote online directly to you.  If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record will send voting instructions to you.

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How many votes do I have?

You have one vote at the Meeting, or any postponements or adjournments of the Meeting, for each share of our common stock you owned as of the record date.  Shareholders do not have cumulative voting rights.

How do I vote?

You may submit a proxy or voting instructions over the Internet at http://www.proxyvote.com by following the instructions provided in the noticemailed to you or by voting in person at the Meeting.  You may also submit a proxy or voting instructions by telephone by following the instructions found on the website, http://www.proxyvote.com. If you request proxy materials by mail or email, you may submit a proxy or voting instructions by any of the above methods or by completing and mailing a proxy card.

If you hold your shares in street name, you have the right to direct your broker, bank or other holder of record how to vote by following the instructions sent to you by the holder of record.  If you desire to vote in person at the Meeting, as a holder in street name, you must provide a legal proxy from your bank, broker or other holder of record.

May I revoke my proxy or change my voting instructions?

Yes, you may revoke your proxy or change your voting instructions by (a) voting in person at the Meeting, (b) casting a vote over the Internet or by telephone at a later date, or (c) sending a written notice of revocation to our Corporate Secretary by mail to ENGlobal Corporation, 11740 Katy Fwy., Suite 1100, Houston, TX 77079 or by facsimile at (281) 878-1010; provided, that, with regard to (b) and (c), the Company receives such change prior to the Meeting. If you request proxy materials by mail or email, you may also change your proxy by mailing a proxy card with a later date, provided that the Company receives the later dated proxy card prior to the Meeting. If you submit a new proxy, only your later dated proxy (whether cast by Internet, telephone, mail or in person) will be counted.

What are the Board’s recommendations?

The Board’s recommendations are set forth together with the description of each item in this proxy statement.  The Board recommends a vote FOR the election of five directors to our Board to serve until the next annual meeting of shareholders, FOR the ratification of the appointment of Moss Adams LLP as the independent auditors of ENGlobal for fiscal year 2023, FOR the amendment to our Restated Articles of Incorporation to effect, at the discretion of the Board, at a ratio of not less than one-for-[•] (1:[•]) and not greater than one-for-[•] (1:[•]), a reverse split of our common stock, and FOR the amendment to our Restated Articles of Incorporation to address an error and confirm the authority of the Board to issue “blank check” preferred stock.

If any other matter properly comes before the Meeting, with regard to any proxies submitted by shareholders, William A. Coskey, P.E. and Darren W. Spriggs, the persons appointed on the proxy card, will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

How many votes must be present to hold the Meeting?

We will have a quorum and will be able to conduct the business of the Meeting if the holders of a majority of shares of our common stock outstanding and entitled to vote are represented in person or by proxy at the Meeting.  As of the record date, 39,760,305 shares of our common stock, representing the same number of votes, were outstanding.  Thus, the presence in person or by proxy of the record holders of at least 19,880,153 shares of our common stock will be required to establish a quorum.  Abstentions, withheld votes and “broker non-votes” will be counted towards the quorum requirement.

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What vote is required to approve each item?

The election of directors is decided by a plurality of the votes cast.  For this purpose, “plurality” means that the individuals receiving the largest number of affirmative votes, whether or not they receive a majority of the votes, are elected as directors, up to the maximum number of directors to be chosen at the election.

The ratification of the appointment of Moss Adams LLP for the year ending December 30, 2023 requires the affirmative vote of the holders of a majority of the shares represented at the Meeting, in person or by proxy, and entitled to vote.  Abstentions will have the same effect as a vote “against” this proposal.

The approval of an amendment to our Restated Articles of Incorporation to effect, at the discretion of the Board, at a ratio of not less than one-for-[•] (1:[•]) and not greater than one-for-[•] (1:[•]), a reverse split of our common stock requires the affirmative vote of the holders of at least a majority of the outstanding shares of common stock, whether or not present or represented by proxy at the Meeting. Abstentions will have the same effect as a vote “against” this proposal.

The approval of an amendment to our Restated Articles of Incorporation to address an error and confirm the authority of the Board to issue “blank check” preferred stock requires the affirmative vote of the holders of at least a majority of the outstanding shares of common stock, whether or not present or represented by proxy at the Meeting. Abstentions will have the same effect as a vote “against” this proposal.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters.  The election of directors and the approval of an amendment to our Restated Articles of Incorporation to address an error and confirm the authority of the Board to issue “blank check” preferred stock are not considered routine matters.  Thus, if shareholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.

What if I do not mark a voting choice for some of the matters listed on my proxy card?

If you request proxy materials by mail or email and send a proxy card without specifying a vote or an abstention, your shares will be voted “FOR”: (1) the director nominees listed on the proxy card and in this proxy statement, (2) the ratification of the appointment of Moss Adams LLP as the independent auditors of ENGlobal for fiscal year 2023, (3) the approval of an amendment to our Restated Articles of Incorporation to effect, at the discretion of the Board, at a ratio of not less than one-for-[•] (1:[•]) and not greater than one-for-[•] (1:[•]), a reverse split of our common stock, and (4) the approval of an amendment to our Restated Articles of Incorporation to address an error and confirm the authority of the Board to issue “blank check” preferred stock.

Could other matters be decided at the Meeting?

We do not know of any matters that will be considered at the Meeting other than the items set forth in this proxy statement.  If other matters are properly raised at the Meeting, your proxy authorizes the proxy holders to vote as they think best, unless authority to do so is withheld by you in your proxy.

What happens if the Meeting is postponed or adjourned?

Pursuant to Nevada law, the Meeting may be adjourned by the chairman of the Meeting to reconvene at the same or some other place.  If the adjournment is for more than 60 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjournment shall be given to each shareholder of record entitled to vote at the Meeting.  If the adjournment is for less than 60 days, no additional notice will be delivered.

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Who will count the votes?

We will appoint an inspector of the election who will count the votes at the Meeting.

What does it mean if I receive more than one proxy card?

Your shares are probably registered in more than one account.  You should vote each proxy card you receive.  We encourage you to consolidate all your accounts by registering them in the same name, social security number and address.  This can be accomplished by contacting your stockbroker.  Additionally, our transfer agent, Computershare Trust Company, N.A., can assist you if you want to consolidate multiple accounts registered in your name by contacting our transfer agent at P.O. Box 30170, College Station, TX 77842-3170, telephone: (781) 575-4238.

How do I get copies of the exhibits filed with ENGlobal’s Annual Report on Form 10-K?

We are furnishing our annual report to our shareholders over the Internet.     You may read, print and download our annual report at http://www.proxyvote.com.  You may request the annual report be sent to you by mail or email by following the instructions on the Notice of Internet Availability to be mailed to you on or about May [•], 2023. ENGlobal will provide to any shareholder as of the record date, who so specifically requests in writing, copies of the exhibits filed with our annual report for a reasonable fee.  Requests for such copies should be directed to Corporate Secretary, ENGlobal Corporation, 11740 Katy Fwy., Suite 1100, Houston, TX 77079.  The Annual Report on Form 10-K may also be read, downloaded and printed at www.englobal.com.  In addition, copies of all exhibits filed electronically by ENGlobal may be reviewed and printed from the website of the SEC at: www.sec.gov.

Where can I find the voting results of the Meeting?

The preliminary voting results will be announced at the Meeting.  The final results will be published in a current report on Form 8-K to be filed with the SEC within four business days after the Meeting.

Who can help answer my questions?

If you have any questions or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact Darren W. Spriggs, Chief Financial Officer, Treasurer and Corporate Secretary, at 11740 Katy Fwy., Suite 1100, Houston, TX 77079, telephone 281-878-1000.

SMALLER REPORTING COMPANY

The SEC has adopted rules allowing smaller reporting companies to tailor their disclosure to reduce costs.  Because the Company qualifies as a “smaller reporting company” under the SEC rules, the Company has elected to prepare this proxy statement and other annual and periodic reports as a “Smaller Reporting Company” consistent with rules of the SEC.  Under the scaled disclosure obligations, the Company is not required to provide, among other things, Compensation Discussion and Analysis and certain other tabular and narrative disclosures relating to executive compensation.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Size; Meetings of the Board

Our Board currently has five members. During 2022, the Board meteight times and each director attended at least 75% of the total meetings of the Board and the committees on which they served held during the period for which they were a director. Three of our four independent directors serve on three Board committees: Audit, Compensation, and Nominating & Corporate Governance. Margaret Lassarat does not currently serve on any committees.

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Executive Sessions

In 2022, the Board held multiple executive sessions of its non-employee directors, Christopher Sorrells, Lloyd Kirchner, and Kevin M. Palma. Any non-employee director can request that an executive session be scheduled.

Board Leadership Structure

The Company is committed to strong, independent board leadership and governance, including the flexibility to select and revise its leadership structure on the basis of the best interests of the Company and its shareholders at any given point in time.  The Board evaluates this structure in connection with the annual appointments to the positions of Chairman of the Board (“Chairman”) and principal executive officer of the Company (the “CEO”).We do not have a written policy with respect to separation of the roles of Chairman and CEO; however, the Board believes that it is currently in the best interests of the Company and its shareholders to combine the Chairman and the CEO roles and to appoint a Lead Independent Director annually. In this way, the Company’s shareholders have the benefit of Board leadership by Mr. Coskey, an executive with extensive day-to-day knowledge of the Company’s operations, strategic plan execution and future needs, as well as a Lead Independent Director who provides Board member leadership.

Lead Independent Director

Lloyd Kirchner has served as the Company’s lead independent director since 2021.The Lead Independent Director position responsibilities currently include chairmanship of the Nominating & Corporate Governance Committee; Chair of the Board meetings at which the Chairman is not in attendance; liaison between the Chairman and the independent directors, which includes facilitating communications and assisting in the resolution of conflicts, if any, between the independent directors and the Company’s management; providing counsel to the Chairman and CEO, including provision of appropriate feedback regarding effectiveness of Board meetings, and otherwise as needed or requested; and such other responsibilities as the Board delegates.  In performing these responsibilities, the Lead Independent Director is expected to consult with the chairpersons of other Board committees as appropriate and solicit their participation in order to avoid the appearance of diluting the authority or responsibility of the Board committees and their chairpersons.

Board and Committees Role in Risk Oversight

The Board is responsible for oversight of us and our business, including risk management.  Together with the Board’s standing committees, the Board is responsible for ensuring that material risks are identified and managed appropriately.  The Board and its committees regularly review material strategic, operational, financial, compensation and compliance risks with our senior management.  The Audit Committee has oversight responsibility for financial risk (such as accounting, finance, internal controls and tax strategy), and also oversees compliance with applicable laws and regulations.  The Compensation Committee and the Board each discuss the relationship between our compensation policies and corporate risk to assess whether these policies encourage excessive risk-taking by executives and other employees.  The Nominating & Corporate Governance Committee oversees compliance with our corporate governance principles.  During its regular course of its activities, our Audit Committee discusses our policies with respect to risk assessment and risk management.  Each of the committees’ report to the Board regarding the areas of risk they oversee.

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Director Independence

The Board has determined that no non-employee director has a relationship which, in the opinion of the Board, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director, and that all directors, except William A. Coskey, P.E. meet the criteria for independence under NASDAQ rules. The Board has also determined that the members of each of its committees, which include the Audit Committee, the Compensation Committee and the Nominating & Corporate Governance Committee, meet the criteria for membership applicable to each committee under the NASDAQ listing standards and applicable SEC rules and regulations.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of shareholders, we encourage directors to attend.  Four of our directors attended the 2022 annual meeting.

Committees of the Board of Directors

Committee Composition and Meetings

The composition of the committees of the Board are described below.

Committee	Members
Audit Committee	Kevin M. Palma (Chairperson) Christopher D. Sorrells Lloyd G. Kirchner
Compensation Committee	Christopher D. Sorrells (Chairperson) Kevin M. Palma Lloyd G. Kirchner
Nominating & Corporate Governance Committee	Lloyd G. Kirchner (Chairperson) Kevin M. Palma Christopher D. Sorrells

The Audit, Compensation and Nominating & Corporate Governance Committees held six, two, and four meetings, respectively, in 2022.

Summary of Committee Responsibilities

All of our committee charters are available under the “About ENG – Governance” section of our website at www.englobal.com.  The charters are reviewed annually.

Audit Committee

The duties and responsibilities of the Audit Committee are to oversee:

•	the quality and integrity of our financial statements;
•	our compliance with legal and regulatory requirements; and
•	our independent auditors’ qualifications, independence and performance.

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In addition, the Audit Committee annually reviews our disclosures regarding deficiencies, if any, in the design or operation of our internal controls.

The Board has determined that Mr. Palma and Ms. Lassarat are qualified as audit committee financial experts under the SEC’s rules and regulations.  In addition, the Board has determined that each member of the Audit Committee meets the requisite financial literacy and sophistication requirements under NASDAQ rules.

Nominating & Corporate Governance Committee

The duties and responsibilities of the Nominating & Corporate Governance Committee are to:

•	assist the Board by identifying individuals qualified to become Board members and recommend to the Board director nominees for election at the annual meetings of shareholders or for appointments to fill vacancies;
•	recommend to the Board director nominees for each Board committee and advise the Board on the appropriate composition of the Board and its committees;
•	make an annual report to the Board on succession planning;
•	advise the Board about and recommend to the Board appropriate corporate governance practices and assist the Board in implementing those practices; and
•	implement the annual performance review process for the Board and its committees.

In addition, the Nominating & Corporate Governance Committee reviews all relationships each director has with us in connection with the nomination process and reports the results of its review to the Board with appropriate recommendations, if any, for approval.

Compensation Committee

The duties and responsibilities of the Compensation Committee are to:

•	review the Company's evaluation process, compensation, incentive compensation and equity-based plans and recommend changes in such plans to the Board as needed;
•	produce a report, if required, for inclusion in our Proxy Statement for the annual meeting of shareholders;
•	evaluate the performance of our Chief Executive Officer and other executives;
•	set the compensation for our Chief Executive Officer and such other executives as the Compensation Committee deems appropriate and otherwise discharge the Board’s responsibilities relating to compensation of our officers and directors;
•	delegate authority to executive officers to establish compensation levels, incentive compensation and equity-based plan awards, with oversight and approval;
•	encourage stock ownership by directors and executives, including through the use of equity compensation programs;
•	review director compensation levels and practices, and recommend, from time to time, changes in such compensation levels and practices to the Board; and
•	approve and review reports of any compensation consultants hired by the Company, and establish the independence of those consultants.

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The Compensation Committee establishes salaries, incentives and other forms of compensation for executive officers.  The Compensation Committee currently delegates its authority to establish salaries (other than the salary of the CEO) to the CEO, and does not currently engage any compensation consultants to determine the amount or form of executive and director compensation. From time to time, the Compensation Committee has reviewed publicly available data compiled by executive officers of the Company relating to compensation paid to executive officers and directors in similar size, publicly traded companies in the same geographic area in which the Company is located. The Compensation Committee has also solicited input from the CEO with respect to compensation for executive officers other than the CEO.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of the Company’s directors, officers and employees in accordance with NASDAQ rules.  The purpose and role of this code is to focus our officers, directors, and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct, and help enhance and formalize our culture of integrity, honesty and accountability.  We have posted this Code of Business Conduct and Ethics on the “About ENG – Governance” section of our website at www.englobal.com.

The Company also has a Code of Ethics applicable to the Chief Executive Officer and certain senior financial officers of the Company that complies with Item 406 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and with applicable NASDAQ rules.  We have posted this Code of Ethics on the “About ENG – Governance” section of our website at www.englobal.com.

Director Nominations

Consideration of Director Nominees

Shareholder Nominees

The Nominating & Corporate Governance Committee will carefully consider all qualified director candidates, whether such candidates are recommended by a shareholder or otherwise.  Other than the provisions contained in our bylaws set forth below, the Nominating & Corporate Governance Committee has not established formal procedures to be followed by shareholders submitting recommendations for candidates for the Board.  Our bylaws provide that nominations for the election of directors may be made upon timely notice given by any shareholder of record entitled to vote for the election of directors. A timely notice must be made in writing, contain the information required by our bylaws and be received by the Secretary of the Company at the principal executive offices of the Company, not later than the close of business on the 90th calendar day, nor earlier than the close of business on the 120th calendar day, immediately before the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the upcoming annual meeting is advanced more than 30 calendar days before, or delayed more than 70 calendar days after, such anniversary date, notice by the shareholder to be timely must be delivered not later than the close of business on 10th calendar day following the day on which public announcement of a meeting date is first made by the Company.

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Director Qualifications

The Nominating & Corporate Governance Committee establishes criteria for selecting new members of the Board.  The Board as a whole should reflect a range of skills, knowledge and experience in areas of importance to the Company.  Directors must be committed to upholding the highest standards of personal and professional integrity and to representing the interests of all shareholders, not particular shareholder constituencies.  The Nominating & Corporate Governance Committee places no specific restrictions on the number of terms directors may serve or other Boards on which a director may sit, but directors must possess sufficient time and energy to carry out their duties effectively.  A majority of directors must be “independent” under the NASDAQ rules, and members of the Company’s audit committee must meet NASDAQ financial literacy and sophistication requirements.  In determining whether a director is independent, the Board will broadly consider all relevant facts and circumstances.

Identifying and Evaluating Nominees for Directors

The Nominating & Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director.  The Nominating & Corporate Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise.  If vacancies are anticipated, or otherwise arise, the Nominating & Corporate Governance Committee will consider various potential candidates for director.  Candidates may come to the attention of the Nominating & Corporate Governance Committee through current Board members, shareholders or other persons.  These candidates will be evaluated at regular or special meetings of the Nominating & Corporate Governance Committee, and may be considered at any point during the year.  As described above, the Nominating & Corporate Governance Committee will consider properly submitted shareholder nominations for candidates for the Board based on the same criteria.  Although not part of any formal policy, our goal is a balanced and diverse Board, with members whose skills, backgrounds and experiences are complimentary and, together, cover the spectrum of areas that impact our business.  As part of this evaluation and to further our commitment to diversity, the Nominating & Corporate Governance Committee assesses whether the nominees, as a group, collectively represent a diversity of views, backgrounds, and experiences that will enhance the Board’s and our effectiveness.

Board Diversity

The table below provides certain information regarding the diversity of our Board. Each of the categories listed in the table below has the meaning set forth in Nasdaq Rule 5605(f).

Board Diversity Matrix (as of May 2, 2023)
Total Number of Directors	5
	Female	Male	Non-binary	Did not disclose gender
Part I: Gender Identity
Directors	1	4	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American Asian	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	5	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-	-	-	-
Did Not Disclose Demographic Background	-

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Communications with the Board

Shareholders may communicate with the Board, Board committees, non-employee directors as a group, and individual directors by submitting their communications in writing to ENGlobal Corporation, 11740 Katy Fwy., Suite 1100, Houston, TX 77079, Attention: Corporate Secretary.  Any communication must contain:

•	a representation that the shareholder is a holder of record of our capital stock;
•	the name and address, as they appear on our books, of the shareholder sending the communication; and
•	the number of shares of our capital stock that are beneficially owned by such shareholder.

ENGlobal’s Corporate Secretary will distribute such communications to the intended recipient upon receipt, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding the communication.

PROPOSAL ONE:

ELECTION OF DIRECTORS

Nominees

At the Meeting, you and the other shareholders will elect five individuals to serve as directors until the next annual meeting of shareholders, until their successors are duly elected or appointed or until their earlier death, resignation, or removal. All of the nominees are currently members of the Board. The Nominating & Corporate Governance Committee, which consists solely of directors that are independent within the meaning of the rules of the NASDAQ, recommended the nomination of the five nominees to the Board.

The individuals named as proxies will vote proxies received for the election of all nominees, unless you direct them to withhold your votes. If any nominee becomes unable to serve as a director before the Meeting, an event that is not presently anticipated, discretionary authority may be exercised by the persons named as proxies to vote for substitute nominees proposed by the Board.

There are no arrangements or understandings between ENGlobal and any person pursuant to which such person has been elected as director or nominated to serve as a director.

The nominees for director, each of whom has consented to serve, if elected, are as follows:

Name of Nominee:	William A. Coskey, P.E.
Position:	Executive Chairman of the Board
Director Since:	1985
Age:	70

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Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Mr. Coskey founded ENGlobal in 1985 and has served in various positions, including service as Chairman of the Board since June 2005, as President and Chief Executive Officer from August 2012 until his retirement in March 2021, and as Executive Chairman since February 2023.  From April 2007 until May 2010, he served as Chief Executive Officer. Prior to that, he served as Chairman of the Board, Chief Executive Officer and President from 1985 until 2001, Chief Operating Officer from 2001 to 2003, and President from 2001 to June 2005.  Mr. Coskey, an honors graduate, received a Bachelor of Science in Electrical Engineering from Texas A&M University in 1975 and is a Registered Professional Engineer.  He served on the Texas A&M University Electrical Engineering Department Advisory Council from 1999 to 2014, and from 2006 until 2014, he served as Chairman of the Council.  Mr. Coskey received the 2014 Outstanding Alumni Honor Award from the Texas A&M University College of Engineering.  In 2014, Mr. Coskey was also appointed to the Texas A&M College of Engineering Advisory Council.

Qualifications for Consideration:

The Board selected Mr. Coskey to serve as a director because it believes that, as the founder of ENGlobal, he provides a unique perspective to the Board. He was responsible for ENGlobal’s initial public offering in 1994, listing on the American Stock Exchange in 1998, and listing on the NASDAQ Stock Market in 2007. In June 2009, he was awarded the Ernst & Young Entrepreneur of The Year® in the Energy Services category for the Houston & Gulf Coast Area. The Board believes Mr. Coskey’s industry knowledge and business experiences give him invaluable insights into the Company’s challenges, opportunities and operations.

Name of Nominee:	Kevin M. Palma
Position:	Independent Director
Director Since:	2016
Age:	44

Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Mr. Palma has served as a director of the Company since June 2016, is Chairman of the Audit Committee and is a member of the Compensation and Nominating & Corporate Governance Committees.Mr. Palma served as the Chief Financial Officer of B-29 Investments, LP, an energy private equity firm, from 2006 until he was promoted to Chief Operating Officer in December 2018, and also served as the Chief Financial Officer of B-29 Family Holdings, LLC, a family office, since its inception in 2014 until December 2018.  In his role within the private equity space, Mr. Palma focuses on investment strategy, investment execution, and portfolio company management for both privately-held and publicly-traded companies. Mr. Palma currently serves on several private company boards, including Silver Creek Oil and Gas, LLC, Caliber Completion Services, LLC, and Klear Bit Technologies, LLC.  His past experiences on private company boards include Crest Pumping Technologies, LLC and TEC Holdings, LLC (which was recently rebranded as AXIS Energy Services, LLC).  Prior to his roles at B-29, Mr. Palma was a member of the energy investment banking team at Raymond James & Associates, focusing on capital market raises and merger and acquisition activity.  Mr. Palma is licensed as a Certified Public Accountant in the State of Texas, and holds a Master of Business Administration from the Harvard Business School in addition to a Bachelor of Business Administration and a Master of Professional Accounting from the University of Texas.

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Qualifications for Consideration:

The Board selected Mr. Palma to serve as an independent director because of his experience in identifying strategic growth trends in the energy industry, evaluating and completing numerous acquisitions, and exhibiting an extensive knowledge of financial markets make him well qualified to serve on ENGlobal’s board of directors.

Name of Nominee:	Christopher Sorrells
Position:	Independent Director
Director Since:	2021
Age:	54

Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Christopher Sorrells has served on the Board since August 2021. Mr. Sorrells has been an investor, operator, advisor, and board member in the energy transition industry for over 25 years. Currently, Mr. Sorrells is the Chairman and Chief Executive Officer of Spring Valley Acquisition Corp. II (“Spring Valley II”) and Managing Director at Pearl Energy, approximately $2 billion private equity fund focused on energy and energy transition. Prior to those roles, Mr. Sorrells served as Lead Director and Chairman of the Compensation Committee for Renewable Energy Group, Inc. (Nasdaq: REGI), having previously served as Vice Chairman of its board and led the $100.0 million financing in 2006 to create the company. Renewable Energy Group’s revenues grew from $85.0 million in 2008 to over $3.0 billion in 2022 via organic growth and an aggressive acquisition strategy and was sold to Chevron in June 2022 for $3.15 billion. Mr. Sorrells served as a Managing Director and then as an Operating Partner of NGP Energy Technology Partners, an affiliate of Natural Gas Partners, a leading energy private equity fund with approximately $20 billion of assets under management. In addition to leading investments, Mr. Sorrells has held board positions for numerous public and private firms, including Spring Valley I and II (Nasdaq: SVI and SVII), groSolar (which was later sold to EDF Renewables Inc.), GSE Systems, Inc. (Nasdaq: GVP), NuScale Power Corporation (NYSE: SMR), and Living Earth (which was later sold to Bain Capital Double Impact). As an operator, Mr. Sorrells has held a variety of senior executive leadership roles at energy transition focused companies including serving as Chief Operating Officer and Director of GSE Systems. Mr. Sorrells started his career in the energy, power, and energy transition industries as an investment banker at Salomon Smith Barney in 1996 and later at Banc of America Securities LLC where he created one of the first energy transition focused investment banking teams in 2000. Mr. Sorrells received his Master of Accounting from University of Southern California, an M.B.A. from The College of William and Mary and a B.A. from Washington and Lee University. Mr. Sorrells has more than 10 years of prior experience in the engineering industry as an investor, board member and operator and over 25 years in energy and energy transition, which we believe makes him well suited to serve as a member of the Board.

Qualifications for Consideration:

The Board selected Mr. Sorrells to serve as an independent director because it believes that he possess extensive experience within the energy industry. Mr. Sorrells’ broad career experience in corporate, governance, and financial roles enables him to provide leadership expertise as a member of the Board.

Name of Nominee:	Lloyd Kirchner
Position:	Independent Director
Director Since:	2021
Age:	59

Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Mr. Kirchner has served as a director of the Company since 2021 and is a Vice President of Zachry Group. Since 2014, Mr. Kirchner has held various executive positions in Engineering, Business Development, Safety and Quality at Zachry Group.

Formerly, Mr. Kirchner served as President and CEO of Commonwealth Engineering and Construction, where he also held executive positions in Operations, Sales, Marketing and Commercial Management. Mr. Kirchner joined Zachry Group through the acquisition of Commonwealth. Prior to Commonwealth, he was a founding employee of Capstone Turbine Corporation and held various executive positions in Engineering, Supply Management, Manufacturing and Product Development. Mr. Kirchner started his career with Amoco Corporation working in all three business units: Exploration & Production, Refining and Chemicals.

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Mr. Kirchner received his Bachelor of Science degree in Mechanical Engineering from Rice University and a Master of Business Administration from the University of Chicago. He currently serves as a Board Member for the Post Oak School in Houston, the Baylor College of Medicine and Mercury Chamber Orchestra.

Previously, Mr. Kirchner was elected to the Executive Board of the Engineering and Construction Contracting (ECC) Association for 10 years, where he served in various leadership roles, including Board Chair.

Qualifications for Consideration:

The Board selected Mr. Kirchner to serve as an independent director because it believes he possess the ability to provide insights and practical wisdom based on his experience and expertise.

Name of Nominee:	Margaret K. Lassarat
Position:	Independent Director
Director Since:	2023
Age:	57

Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Ms. Lassarat has served as a director of the Company since April 2023 and serves as an independent board member for Dudek, Alta Southwest and Engineers Without Borders. In the executive space, most recently, she was the Chief Financial Officer for Exyte Energy, a $5 billion global engineering and construction firm, from March 2020 to Aug 2020. Prior to Exyte, Ms. Lassarat was the CFO at Louis Berger, from November 2015 to January 2019, and prior to that Kentz Engineers and Constructors, large engineering and construction management firms. She also served as the Chief Financial Officer and as a board member of Mustang Engineering.

Qualifications for Consideration:

The Board selected Ms. Lassarat to serve as an independent director because of her three decades of experience in corporate finance, audit and strategy in energy engineering and services as well as her connections to the global engineering community.

Vote Required

Directors are elected by a plurality, and the five nominees who receive the most “FOR” votes will be elected. Withholding authority to vote your shares with respect to one ormore nominees will have no effect on the election of those nominees. Broker non-votes will not affect the outcome of the election of the nominees.

Recommendation of the Board

The Board recommends that shareholders vote FOR each of the nominees to serve as a director.

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PROPOSAL TWO:

THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP

AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF

ENGLOBAL FOR FISCAL YEAR 2023

The Audit Committee has appointed Moss Adams LLP, an independent registered public accounting firm, as the Company’s independent registered public accounting firm to examine the consolidated financial statements of ENGlobal for the fiscal year ended December 30, 2023, and to perform other appropriate audit and advisory services and is requesting ratification of such appointment by the shareholders.

In the event that the shareholders do not ratify the appointment of Moss Adams LLP, the adverse vote will be considered as a direction to the Audit Committee to select another independent registered public accounting firm for the next fiscal year.  However, because of the difficulty and expense of making any substitution of independent registered public accounting firms after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ended December 30, 2023 will be permitted to stand, unless the Audit Committee finds other reasons for making a change.  It is understood that even if the selection of Moss Adams LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of ENGlobal and its shareholders.

Representatives of Moss Adams LLP are expected to be present at the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Vote Required

The ratification of the appointment of Moss Adams LLP for the year ending December 30, 2023 requires the affirmative vote of the holders of a majority of the shares represented at the Meeting, in person or by proxy, and entitled to vote.  Abstentions will have the same effect as a vote “against” this proposal. Because brokers generally have discretionary authority to vote on the ratification of independent registered public accountants, broker non-votes are generally not expected to result from the vote on this proposal.

Recommendation of the Board

The Board recommends that shareholders vote FOR the ratification of the appointment of Moss Adams LLP as the independent registered public accounting firm of ENGlobal for fiscal year 2023.

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PROPOSAL THREE:

APPROVAL OF AN AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION TO EFFECT, AT THE DISCRETION OF OUR BOARD OF DIRECTORS, A REVERSE SPLIT OF OUR COMMON STOCK

The Board has approved and recommended that our shareholders approve the amendment to our Restated Articles of Incorporation to effect a reverse stock split of the Company’s common stock (the “Reverse Stock Split”) at a ratio in the range (the “Ratio Range”) of 1-for-[•] to 1-for-[•], such ratio to be determined by the Board, or a committee of the Board, and included in a public announcement. On May 1, 2023, the Board unanimously adopted a resolution approving the Reverse Stock Split proposal and directing that it be submitted to our shareholders for approval. If this proposal is approved, the Board, or an authorized committee thereof, in its sole discretion, will have the authority to decide whether to implement the Reverse Stock Split and the exact ratio of the split within the Ratio Range, if it is to be implemented. If the Board or an authorized committee thereof decides to implement the Reverse Stock Split, then the Reverse Stock Split will be implemented, and will become effective upon the filing of the amendment to the Restated Articles of Incorporation with the Nevada Secretary of State. If the Reverse Stock Split is implemented, then the number of issued and outstanding shares of common stock or shares of common stock held by the Company as treasury stock would be reduced in accordance with the ratio selected by the Board, or a committee of the Board, within the Ratio Range. The form of certificate of amendment to the Restated Articles of Incorporation to effect the Reverse Stock Split is attached as Appendix A to this proxy statement. If the Reverse Stock Split is implemented, then we will communicate to the public, prior to the effective date (the “Effective Date”) of the Reverse Stock Split, information regarding the Reverse Stock Split, including the ratio selected by the Board or a committee of the Board (the “Final Ratio”).

The Board, in its sole discretion, may elect not to implement the Reverse Stock Split. However, the Board believes that having the authority to take such an action is an important proactive step to maintain and build shareholder value.

Purpose and Background of the Reverse Stock Split Proposal

The Board’s primary objective in proposing the Reverse Stock Split is to raise the per share trading price of the Company’s common stock. On December 21, 2022, the Company received a written notice (the “Notice”) from The Nasdaq Stock Market (“Nasdaq”) notifying the Company that, based on the closing bid price of the Company’s common stock for the last 30 consecutive trading days, the Company no longer complies with the minimum bid price requirement for continued listing on The Nasdaq Capital Market. Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”), and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price Requirement exists if the deficiency continues for a period of 30 consecutive trading days. Pursuant to the Nasdaq Listing Rules, the Company has been provided an initial compliance period of 180 calendar days to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of our common stock must be at least $1.00 per share for a minimum of 10 consecutive trading days prior to June 19, 2023, and the Company must otherwise satisfy Nasdaq’s requirements for listing. If the Company is not in compliance by June 19, 2023, the Company may be afforded a second 180 calendar day period to regain compliance. To qualify, the Company would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, except for the minimum bid price requirement. In addition, the Company would be required to notify Nasdaq of its intent to cure the minimum bid price deficiency, which may include implementing a reverse stock split.

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The Board believes that the continued listing of the Company’s common stock on Nasdaq is beneficial for our shareholders and that the anticipated increased market price of the Company’s common stock that may result from the Reverse Stock Split may enhance the Company’s ability to regain compliance with Nasdaq’s minimum bid price requirement for continued listing. If Nasdaq were to delist the Company’s common stock for any reason, it would negatively impact our reputation and, as a consequence, our business, and would likely decrease the liquidity and market price of our common stock; the number of investors willing to hold or acquire our common stock; our ability to access equity markets, issue additional securities and obtain additional financing in the future; and our ability to provide equity incentives to our employees. The Board also believes that the anticipated increased market price of the Company’s common stock that may result from the Reverse Stock Split may encourage investor interest and improve the marketability of the common stock to a broader range of investors. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. The closing sale price of our common stock on May 2, 2023 was $[•] per share.

The purpose of seeking shareholder approval of exchange ratios within the Ratio Range (rather than a fixed exchange ratio) is to provide the Company with the flexibility to achieve the desired results of the Reverse Stock Split. If the shareholders approve this proposal, then the Board or an authorized committee thereof, in its sole discretion, would effect the Reverse Stock Split only upon the determination by the Board or an authorized committee thereof that such action would be in the best interests of the Company and our shareholders at that time. If the Board, or an authorized committee thereof, were to effect the Reverse Stock Split, then the Board or such committee would set the Effective Date and select the Final Ratio. No further action on the part of shareholders would be required to either implement or abandon the Reverse Stock Split. If the shareholders approve the proposal, and the Board or an authorized committee thereof determines to effect the Reverse Stock Split, we would communicate to the public, prior to the Effective Date, additional details regarding the Reverse Stock Split, including the Final Ratio. The Board reserves its right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to the filing of the certificate of amendment to the Restated Articles of Incorporation with the Nevada Secretary of State, it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company and our shareholders.

The Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our outstanding common stock or obtain control of the Company, nor is it a plan by management to recommend such actions to the Board or our shareholders.

Material Effects of Reverse Stock Split Proposal

The Board believes that the Reverse Stock Split will increase the price level of the Company’s common stock in order to, among other things, enhance the Company’s ability to regain compliance with the minimum bid price requirement for continued listing on Nasdaq and generate interest in the Company among investors, and in particular institutional investors that have investment policies that prohibit investment in lower-priced securities. The Board cannot predict, however, the effect of the Reverse Stock Split upon the market price for the Company’s common stock, and the history of similar reverse stock splits for companies in like circumstances is varied. The market price per share of the Company’s common stock after the Reverse Stock Split may not rise in proportion to the reduction in the number of shares of common stock outstanding resulting from the Reverse Stock Split, or remain at an increased level for any period, which would reduce the market capitalization of the Company. Also, there is no assurance that the market price per share of the common stock would not decline below the anticipated stock price following the Reverse Stock Split or that the trading price would remain above the threshold required for continued listing on Nasdaq. The market price of the Company’s common stock may also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding, the effect of which the Board cannot predict. In addition, the fewer number of shares of common stock that will be available to trade will possibly cause the trading market of the Company’s common stock to become less liquid, which could have an adverse effect on the price of the Company’s common stock.

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The Reverse Stock Split will affect all shareholders of the Company uniformly and will not affect any shareholder’s percentage ownership interests or proportionate voting power, except to the extent that the Reverse Stock Split results in any shareholders owning a fractional share. No fractional shares shall be issued in connection with the Reverse Stock Split. To avoid the existence of fractional shares of the common stock, any fractional shares that would otherwise be issued as a result of the Reverse Stock Split will be rounded up to the nearest whole share.

In addition, all outstanding options, warrants, restricted stock and restricted stock units (collectively, the “Outstanding Equity Rights”), entitling the holders thereof to acquire, through purchase, exchange, conversion or otherwise, shares of common stock will enable such holders to acquire upon exercise or conversion, as applicable, of their respective Outstanding Equity Rights that number of shares of common stock, as applicable, as adjusted based on the Final Ratio, which such holders would have been able to purchase upon exercise or conversion, as and to the extent applicable, of their respective Outstanding Equity Rights immediately preceding the Reverse Stock Split, at an exercise price or conversion rate, as and to the extent applicable, equal to the exercise price or conversion rate, as applicable, specified before the Reverse Stock Split, as adjusted by the Final Ratio, resulting in the same aggregate price being required to be paid upon exercise or conversion thereof immediately preceding the Reverse Stock Split.

The Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions in “round lots” of even multiples of 100 shares.

The Reverse Stock Split will not affect the par value of the Company’s common stock. As a result, on the Effective Date, the present value of the stated capital on the Company’s balance sheet attributable to the common stock will be reduced based on the Final Ratio, and the additional paid-in capital account will be increased with the amount by which the stated capital is reduced. The per share net loss and net book value of the common stock will be retroactively increased for each period because there will be fewer shares of common stock outstanding.

In addition, the Reverse Stock Split would result in a relative increase in the number of authorized and unissued shares of our Common Stock

Procedure for Effecting Reverse Split

If the Reverse Stock Split proposal is approved by the Company’s shareholders, and the Board or an authorized committee thereof determines it is in the best interests of the Company and our shareholders to effect the Reverse Stock Split, then the Reverse Stock Split would become effective at such time as the certificate of amendment to the Restated Articles of Incorporation, the form of which is attached as Appendix A to this proxy statement, is filed with the Nevada Secretary of State.

As soon as practicable after the Effective Date, shareholders will be notified that the Reverse Stock Split has been effected. Computershare Trust Company, N.A., the Company’s transfer agent, will act as exchange agent for purposes of implementing the exchange. Shareholders whose shares are held by a brokerage firm, bank or other similar organization do not need to take any action with respect to the exchange. These shares will automatically reflect the new quantity of shares based on the Reverse Stock Split. However, these brokerage firms, banks or other similar organizations may have different procedures for processing the Reverse Stock Split, and shareholders whose shares are held by a brokerage firm, bank or other similar organization are encouraged to contact their brokerage firm, bank or other similar organization. Certain registered holders of our common stock hold some or all of their respective shares electronically in book-entry form with the transfer agent. These shareholders do not have stock certificates evidencing their ownership of our common stock. Shareholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive whole shares of post-Reverse Stock Split common stock because the exchange will be automatic.

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No Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. To avoid the existence of fractional shares of the common stock, any fractional shares that would otherwise be issued as a result of the reverse stock split will be rounded up to the nearest whole share.

Criteria to Be Used for Decision to Proceed with the Reverse Stock Split

If the shareholders approve the Reverse Stock Split proposal, then the Board or an authorized committee thereof will be authorized to proceed with the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split and setting the Final Ratio, the Board or an authorized committee thereof will consider a number of factors, including Nasdaq listing requirements, market conditions, existing and expected trading prices of the Company’s common stock, and actual or forecasted results of operations.

Dissenter’s Rights

Under the Nevada Revised Statutes, shareholders will not be entitled to dissenter’s rights with respect to the Reverse Stock Split proposal, and the Company does not intend to independently provide shareholders with any such right.

Certain Material U.S. Federal Income Tax Considerations

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. Holders (as defined below) that hold their shares of our common stock as capital assets for U.S. federal income tax purposes. This summary is based upon the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Changes in these authorities or their interpretation may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below.

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This summary is for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders in light of their particular circumstances, including the impact of the alternative minimum tax, the Medicare surtax on net investment income or the special tax accounting rules under Section 451(b) of the Code, or to U.S. Holders that may be subject to special tax rules, including, without limitation: (i) banks, insurance companies, or other financial institutions; (ii) tax-exempt organizations; (iii) dealers in securities or commodities; (iv) regulated investment companies or real estate investment trusts; (v) partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members); (vi) traders in securities that elect to use the mark-to-market method of accounting; (vii) persons whose “functional currency” is not the U.S. dollar; (viii) persons holding our common stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (ix) persons who acquired our common stock in connection with employment or the performance of services; (x) retirement plans; (xi) persons who are not U.S. Holders (as defined below); or (xii) certain former citizens or long-term residents of the United States. In addition, this summary of certain material U.S. federal income tax consequences does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation (such as U.S. federal estate and gift tax consequences). If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

EACH U.S. HOLDER SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH U.S. HOLDER.

For purposes of this discussion, a “U.S. Holder” is any beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as any of the following:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•	a trust that (i) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (ii) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The Reverse Stock Split is intended to constitute a “recapitalization” under Section 368 of the Code for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a “recapitalization” for U.S. federal income tax purposes, then, a U.S. Holder should not recognize gain or loss as a result of the Reverse Stock Split. A U.S. Holder’s aggregate tax basis in the shares of the common stock received pursuant to the Reverse Stock Split should equal the U.S. Holder’s aggregate tax basis in the shares of the common stock surrendered, and such U.S. Holder’s holding period in the shares of the common stock received should include the holding period of the shares of the common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered pursuant to the Reverse Stock Split to shares of common stock received pursuant to the Reverse Stock Split. U.S. Holders holding shares of common stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

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This summary does not address backup withholding and information reporting.

Vote Required

The approval of an amendment to our Restated Articles of Incorporation to effect, at the discretion of our Board, at a ratio of not less than one-for-[•] (1:[•]) and not greater than one-for-[•] (1:[•]), a reverse split of our common stock requires the affirmative vote of the holders of at least a majority of the outstanding shares of common stock, whether or not present or represented by proxy at the Meeting. Abstentions will have the same effect as a vote “against” this proposal. Because brokers generally have discretionary authority to vote on reverse stock splits, broker non-votes are generally not expected to result from the vote on this proposal.

Recommendation of the Board

The Board recommends that shareholders vote FOR the approval of an amendment to our Restated Articles of Incorporation to effect, at the discretion of our Board, at a ratio of not less than one-for-[•] (1:[•]) and not greater than one-for-[•] (1:[•]), a reverse split of our common stock.

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PROPOSAL FOUR:

APPROVAL OF AN AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION TO ADDRESS AN ERROR AND CONFIRM THE AUTHORITY OF OUR BOARD OF DIRECTORS TO ISSUE “BLANK CHECK” PREFERRED STOCK

The Board has approved and recommended that our shareholders approve an amendment (the “Preferred Stock Amendment”) to our Restated Articles of Incorporation to address an error made previously when Article Fourth to the articles was amended to, among other things, authorize the issuance of 2,000,000 shares of “blank check” preferred stock. The form of the Preferred Stock Amendment is attached as Appendix B to this proxy statement.

Background

On March 28, 2006, the Board unanimously approved and recommended to the Company’s shareholders for their approval, and on June 1, 2006 at the Company’ 2006 annual meeting of shareholders, the Company’s shareholders approved, an amendment (the “2006 Amendment”) to existing Article Fourth of the Company’s exiting Restated Articles of Incorporation to eliminate the existing Series A Preferred Stock and to authorize the issuance, from time to time, of 2,000,000 shares of preferred stock, $0.001 par value, with the Board’s “blank check” authority to approve the issuance of all or any shares of the preferred stock in one or more series, to determine the number of shares constituting any series and to determine any voting powers, conversion rights, dividend rights, and other designations, preferences, limitations, restrictions and rights relating to such shares without any further action by the shareholders. The 2006 Amendment, however, incorrectly made references to a section of the Nevada Revised Statutes (“NRS”) that was inconsistent with the Board’s “blank check” authority. The 2006 Amendment (the relevant portion included below) made references to Section 390 of the NRS when describing the “blank check” preferred stock, which would require prior shareholder approval to issue and establish the terms of the preferred stock.

Articles of Amendment setting forth such matters will be filed in accordance with Section 390(2) of Chapter 78 of the Nevada Revised Statutes or any successor provision thereto. Notwithstanding the forgoing, before the issuance of any shares of any class or series of which the number, preferences, limitations or relative rights are set forth in Articles of Amendment filed in accordance with Section 390(2) of Chapter 78 of the Nevada Revised Statutes or any successor provision thereto, the Board of Directors may amend or rescind any terms applicable to such class or series in accordance with the procedures set forth in Section 390(1) of Chapter 78 of the Nevada Revised Statutes or any successor provision thereto.

Rather, it was intended, as described in the proxy statement filed by the Company with the SEC on May 1, 2006 (the “2006 Proxy Statement”), that the Board alone would approve the terms and issuance of the preferred stock based on its judgment as to the best interests of the Company and its shareholders. To accomplish this, the 2006 Amendment should not have made references to Section 390 of the NRS. In order to correct this error, the Company is seeking shareholder approval of the Preferred Stock Amendment to remove the references to Section 390 the NRS and thereby confirming that the Board has authority to issue “blank check” preferred stock.

Purpose of the “Blank Check” Preferred Stock

We believe that for us to successfully execute our business strategy we will need to raise investment capital and it may be preferable or necessary to issue preferred stock to investors. Preferred stock may grant the holders certain preferential rights in voting, dividends, liquidation or other rights in preference over a company’s common stock. Accordingly, in order to grant us the flexibility to issue our equity securities in the manner best suited for our Company, or as may be required by the capital markets, the Preferred Stock Amendment will remove the references to Section 390 and therebyconfirm the establishment of 2,000,000 authorized shares of “blank check” preferred stock.

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The term “blank check” refers to preferred stock, the creation and issuance of which is authorized in advance by our shareholders and the terms, rights and features of which are determined by our Board upon issuance. The authorization of such “blank check” preferred stock permits our Board to authorize and issue preferred stock from time to time in one or more series without seeking further action or vote of our shareholders.

Principal Effects of the “Blank Check” Preferred Stock

Subject to the limitations prescribed by Nevada law, the Board would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by our shareholders. The Board would be required to make any determination to issue shares of preferred stock based on its judgment as to what is in our best interests and the best interests of our shareholders.

The authorization of the “blank check” preferred stock will provide us with increased financial flexibility in meeting future capital requirements. It will allow preferred stock to be available for issuance from time to time and with such features as determined by our Board for any proper corporate purpose. It is anticipated that such purposes may include, without limitation, exchanging preferred stock for common stock, the issuance for cash as a means of obtaining capital for our use, issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets, or issuance as part or all of an equity compensation plan.

The issuance by us of preferred stock could dilute both the equity interests and the earnings per share of existing holders of the common stock. Such dilution may be substantial, depending upon the number of shares issued. The newly authorized shares of preferred stock could also have voting rights superior to our common stock, and in such event would have a dilutive effect on the voting power of our existing shareholders.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. Such issuances could therefore deprive our shareholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such shares of preferred stock to persons friendly to our Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to shareholders generally.

Vote Required

The approval of an amendment to our Restated Articles of Incorporation to address an error and confirm the authority of the Board to issue “blank check” preferred stock requiresthe affirmative vote of the holders of at least a majority of the outstanding shares of common stock, whether or not present or represented by proxy at the Meeting. Abstentions and broker non-votes will have the same effect as a vote “against” this proposal.

Recommendation of the Board

The Board recommends that shareholders vote FOR the approval of an amendment to our Restated Articles of Incorporation to address an error and confirm the authority of the Board to issue “blank check” preferred stock.

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets forth certain information concerning the 2021 Long Term Incentive Plan (the “Long Term Incentive Plan”) as of December 31, 2022.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan

Equity compensation plans approved by security holders(1)	—	—	1,289,949

Equity compensation plan not approved by security holders	—	—	—
Total	—	—	1,289,949

(1) Does not include 92,942 shares of unvested restricted common stock outstanding at December 31, 2022.

Directors and Executive Officers

The following table shows the number of shares of our common stock beneficially owned as of May 2, 2023, by each director, each director nominee, the named executive officers in the “Summary Compensation Table” and all directors and executive officers as a group.  None of these shares are pledged as security.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)

Mr. Coskey	8,840,697	(3)	22.23%
Mr. Sorrells	63,421	(4)	*
Mr. Kirchner	63,421	(5)	*
Mr. Palma	107,552	(6)	*
Mr. Hess	333,273	(7)	*
Mr. Spriggs	16,787	(8)	*
Mr. Westerlind	15,082	(9)	*
Ms. Lassarat	0	(10)	*

All directors and executive officers as a group (6persons)	9,091,878	(11)	22.87%

*	Represents less than 1% of the shares of common stock outstanding.
(1)

Beneficial ownership of common stock has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of the Company.

(2)	Based on 39,760,305 shares issued and outstanding on May 2, 2023.
(3)

Includes 8,840,597 shares of common stock held in the name of Alliance 2000, Ltd., whose general partner is jointly owned by Mr. Coskey and his spouse. Mr. Coskey has shared power to vote and dispose of such shares.

(4)	Includes 9,542 unvested shares of restricted stock which were granted to Mr. Sorrells in June 2022.
(5)	Includes 9,542 unvested shares of restricted stock which were granted to Mr. Kirchner in June 2022.
(6)	Of the total, 35,000 shares of common stock are held in a Beneficiary IRA.Includes 9,542 unvested shares of restricted stock which were granted to Mr. Palma in June 2022.
(7)	Mr. Hess resigned from his officer positions effective February 10, 2023.
(8)

Includes 2,500 shares that were granted under the Amended and Restated 2009 Equity Incentive Plan (the “Plan”) on August 6, 2019 which will vest on August 6, 2022. Includes 3,393 shares that were granted under the 2021 Long Term Incentive Plan on March 9, 2021 which will vest 1,697 shares on March 9, 2024 and 1,696 shares on March 9, 2025.

(9)	Mr. Westerlind was terminated from his officer positions effective March 17, 2023.
(10)	Ms. Lassarat was elected to the Board on April 24, 2023.
(11)	Includes 10,237 shares of unvested restricted stock granted to our executive officers and 28,626 shares of unvested restricted stock granted to our directors.

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Principal Shareholders

Except as set forth below, the following table sets forth information as of May 2, 2023, about persons whom we know to be the beneficial owners of more than 5% of our issued and outstanding common stock based solely on our review of the statement of beneficial ownership filed by these persons/entities with the SEC as of the date of such filing:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1),(2)

Alliance 2000, Ltd. 3 Dashwood Court The Hills, Texas 78738-1469	8,840,697	(3)	22.23%
Armistice Capital Master Fund Ltd. c/o Armistice Capital, LLC 510 Madison Avenue, 7th Floor New York, NY 10022	7,942,000	(4)	18.2	%(5)

(1)

Beneficial ownership of common stock has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of the Company.

(2)	Based on 39,760,305 shares issued and outstanding on May 2, 2023.
(3)	Alliance 2000, Ltd. is a Texas limited partnership whose general partner is jointly owned by Mr. Coskey and his spouse.
(4)

Consists of 3,971,000 shares of common stock directly held by Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Master Fund”), and 3,971,000 shares of common stock issuable upon the exercise of a common stock purchase warrant (the “warrant”), which is directly held by the Master Fund. These shares of common stock may be deemed to be indirectly beneficially owned by Armistice Capital, LLC (“Armistice”), as the investment manager of the Master Fund, and Steven Boyd, as the Managing Member of Armistice. Armistice and Steven Boyd disclaim beneficial ownership of the reported securities except to the extent of their respective pecuniary interest therein. The warrant is exercisable at any time on or after August 6, 2023 and on or prior to 5:00 p.m. (New York City time) on August 6, 2028. The warrant is also subject to a 4.99% beneficial ownership limitation (which may be increased to 9.99% at the election of the warrant holder) that prohibits the Master Fund from exercising any portion of it if, following the exercise, the Master Fund’s ownership of our common stock would exceed the ownership limitation.

(5)	As of May 2, 2023, assuming the full exercise of the warrant into 3,971,000 shares of common stock, there would be 43,731,305 shares issued and outstanding.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board has adopted a policy requiring that all transactions between the Company and its officers, directors, principal shareholders and their respective affiliates be on terms no less favorable to the Company than could be obtained from unrelated third parties and that any such transactions be approved by a majority of the disinterested members of the Board.  Pursuant to such policy, the Company’s Audit Committee is responsible for the review and assessment of all related party transactions.

EXECUTIVE OFFICERS

Our executive officers serve at the pleasure of our Board of Directors and are subject to annual appointment by the Board at the first meeting following the annual meeting of shareholders.  Set forth below is a brief description of the business experience of each of our executive officers, except Mr. Coskey, whose biography is listed above.

Executive Officer:	Darren W. Spriggs
Position:	Chief Financial Officer, Corporate Secretary and Treasurer
Age:	53

Present positions and offices with the Company, principal occupations during the past five years:

Mr. Spriggs has served as Chief Financial Officer, Corporation Secretary and Treasurer since March 2021. Mr. Spriggs previously served as Corporate Controller of the Company since June 2019. Prior to joining the Company, Mr. Spriggs served as Director of Accounting for ABM Industries Inc., a Fortune 500 company providing end-to-end facility solutions to commercial, industrial and governmental facilities, from April 2008 to June 2019. From 2007 to 2008, he served as Financial Planning Manager for Kinder Morgan, Inc., a major midstream energy company whose pipeline network transports natural gas, refined petroleum products and crude oil. From 2002 to 2007, Mr. Spriggs served as a Financial Reporting Manager for David Weekley Homes, the largest privately held homebuilder in the U.S. From 2000 to 2002, he served as Assistant Controller for American Tower Inc., a leading independent owner, operator and developer of broadcast and wireless communication towers. Mr. Spriggs is a licensed CPA and CMA in the state of Texas, and holds a Bachelor of Business Administration in Accounting from the Texas A&M University.

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EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth information regarding compensation earned during the last two fiscal years by Mark Hess, our former Chief Executive Officer, Darren Spriggs, our Chief Financial Officer, Roger Westerlind, our former President (the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4) ($)	Total ($)
Mr.Hess ~ Former Chief Executive Officer(5)	2022	280,306	-	-	-	2,962	283,268
	2021	270,210	30,192	50,000	-	10,578	360,980

Mr. Spriggs ~ Chief Financial Officer, Secretary & Treasurer	2022	178,376	-	-	-	236	178,612
	2021	170,203	18,115	25,000	-	-	213,318

Mr. Westerlind ~ Former President(6)	2022	270,109	-	-	-	2,140	272,249
	2021	260,205	60,385	100,000	-	-	420,590

(1)	This column also includes bonus awards with respect to the tax liability of stock awards granted in 2021.
(2)

This column shows the grant date fair value of equity awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). Values for awards subject to performance conditions are computed based upon the probable outcome of the performance condition as of the grant date. For a description of certain assumptions made in the valuation of stock awards, see Part II, Item 8, Note 10 in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 31, 2023.

(3)

The Non-Equity Incentive Plan includes amounts awarded pursuant to the Company’s Short Term Incentive Plan. Metrics are set annually and are generally contingent on the Company reaching certain levels of Net Operating Income.

(4)

All Other Compensation includes paid time off, or PTO, cash outs and 401(k) matching contributions. Does not include perquisites or personal benefits if the aggregate amount is less than $10,000. Does not include medical, dental, life, short and long term disability or paid time off benefits which were available to all employees.

(5)	Mr. Hess resigned from his officer positions effective February 10, 2023.
(6)	Mr. Westerlind was terminated from his officer positions effective March 17, 2023.

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Outstanding Equity Awards at Fiscal Year End 2022

The following table sets forth information as of December 31, 2022 regarding outstanding equity awards held by the named executive officers. On December 30, 2022, the closing price on NASDAQ for the Company’s common stock was $0.78 per share.

	Restricted Stock Awards
Name	Number of Shares That Have Not Vested(1)	Market Value of Shares of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested

Mr. Hess(1)	7,541	$5,882	--	--
Mr. Spriggs(2)	7,590	$5,920	--	--
Mr. Westerlind(3)	15,083	$11,765	--	--

(1)

Includes 7,541 shares that were granted under the 2021 Long Term Incentive Plan (“Long Term Incentive Plan”) on March 9, 2021 which vested 3,771 shares on March 9, 2023.Mr. Hess resigned from his officer positions effective February 10, 2023and forfeited the remaining 3,770 shares.

(2)

Includes 2,500 shares that were granted under the Amended and Restated 2009 Equity Incentive Plan (the “Plan”) on August 6, 2019 which will vest 2,500 shares on August 6, 2023. Includes 5,090 shares that were granted under the 2021 Long Term Incentive Plan on March 9, 2021 which will vest 1,697 shares on March 9, 2023 and March 9, 2024 and 1,696 shares on March 9, 2025.

(3)

Includes 15,083 shares that were granted under the 2021 Long Term Incentive Plan on March 9, 2021 which vested 7,542 shares on March 9, 2023.Mr. Westerlind was terminated from his officer positions effective March 17, 2023and forfeited the remaining 7,542 shares.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our Company for each of the last two completed fiscal years. In determining the “compensation actually paid” to our named executive officers (“NEOs”), we are required to make various adjustments to amounts that have previously been reported in the Summary Compensation Table in previous years, as the SEC’s calculation method for this section differs from those required in the Summary Compensation Table.

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Pay Versus Performance Table

The table below presents information on the compensation of our principal executive officer (“PEO”) and our other NEOs in comparison to certain performance metrics for 2022 and 2021. The metrics are not those that the Compensation Committee of our Board uses when setting executive compensation. The use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules. Neither CAP nor the total amount reported in the Summary Compensation Table (“SCT”) reflect the amount of compensation actually paid, earned or received during the applicable year. Per SEC rules, CAP was calculated by adjusting the SCT total values for the applicable years.

	Summary Compensation Table Total for PEO(1) ($)		Compensation Actually Paid to PEO(1)(4) ($)		Average Summary Compensation Table Total for Non-PEO NEOs(2) ($)	Average Compensation Actually Paid to Non-PEO NEOs(2)(5)($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(3)	Net Loss(In Thousands) ($)
Year	PEO 1	PEO 2	PEO 1	PEO 2
2022	—	283,268	—	277,537	255,431	216,816	26.44	(18,514)
2021	16,977	360,980	16,977	328,400	316,954	280,951	52.20	(5,685)

(1)	William A. Coskey, P.E. (“PEO 1”), served as our PEO through March 12, 2021. Mark A. Hess (“PEO 2”) served as PEO for the remainder of 2021 and for the full year 2022.
(2)	Our Non-PEO named executive officers include Darren W. Spriggs and Roger Westerlind for both fiscal years 2021 and 2022.
(3)

Calculated based on a fixed investment of $100 in the Company’s stock based on the closing price of the Company’s stock on the last trading day prior to December 27, 2020 through the end of each fiscal year.

(4)	The following table reflects the adjustment from the Summary Compensation Table to “compensation actually paid” for our PEOs:

	2022		2021
	PEO 1	PEO 2	PEO 1	PEO 2
Summary Compensation Table Total	—	283,268	16,977	360,980
Fair value of equity awards granted during the year from the Summary Compensation Table	—	—	—	(50,000)
Fair value at year end of equity awards granted during the year	—	—	—	17,420
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	—	(5,731)	—	—
Change in fair value of equity awards granted in prior years that vested during the year	—	—	—	—
Equity awards granted in prior years that were forfeited during the year	—	—	—	—
Compensation Actually Paid Total	—	277,537	16,977	328,400

(5)	The following table reflects the average adjustment from the Summary Compensation Table to “compensation actually paid” for our non-PEO named executive officers:

	Average for Non-PEO NEOs
	2022	2021
Summary Compensation Table Total	225,431	316,954
Fair value of equity awards granted during the year from the Summary Compensation Table	—	(62,500)
Fair value at year end of equity awards granted during the year	—	26,497
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	(8,615)	—
Change in fair value of equity awards granted in prior years that vested during the year	—	—
Equity awards granted in prior years that were forfeited during the year	—	—
Compensation Actually Paid Total	216,816	280,951

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Employment Agreements; Termination and Change-in-Control Arrangements

Messrs. Hess and Westerlind were each a party to a written employment agreement (the “Employment Agreements”) with ENGlobal and ENGlobal U.S., respectively. The Employment Agreements provided for an annual base salary, subject to discretionary increases by the Board, and other compensation in the form of cash bonuses, incentive compensation, stock options, stock appreciation rights, and restricted stock awards. Additionally, the executives received health, life, and other insurance benefits in accordance with the terms of the Company’s benefit plans, and the Company provided management level support services and reimbursement for specified business expenses.

The Employment Agreements provided for severance payments and benefits in the case of termination of employment. If employment ended because of death, the Company would pay any accrued but unpaid salary, additional compensation, and other benefits earned up to that date. In the case of a physical or mental disability that prevented the executive from performing his services under the Employment Agreement for a period of three months, the Company could terminate the executive’s employment. If the Company terminated an executive’s employment in such cases of disability, the Employment Agreements provided that the Company would continue to pay the executive his full salary and benefits for the six months following the date of termination (the “Initial Severance Period”). At the Company’s option, severance payments consisting of 100% of the monthly amount of the executive’s base salary in the case of Mr. Hess and 50% of the monthly amount of the executive’s base salary in the case of Mr. Westerlind, and full benefits may have been extended for an additional six-month period following the Initial Severance Period.

If the Company terminated an executive’s employment for “cause,” as defined in the Employment Agreements, the Company would pay any accrued but unpaid salary, additional compensation, and other benefits earned up to the effective date of termination. If the Company terminated an executive’s employment without “cause,” the Employment Agreement provided that the Company would continue to pay the executive his full salary and benefits for the Initial Severance Period. At the Company’s option, severance payments consisting of 100% of the monthly amount of the executive’s base salary in the case of Mr. Hess and 50% of the monthly amount of the executive’s base salary in the case of Mr. Westerlind, and full benefits may have been extended for an additional six-month period following the Initial Severance Period.

The Employment Agreements include a covenant not to compete following termination of employment for a period of up to one year, as well as confidentiality provisions that are customary in nature and scope, for such agreements.

The terms of the Employment Agreements were set through the course of arms-length negotiations with the executives. As part of these negotiations, the Compensation Committee analyzed the terms of the same or similar arrangements for comparable executives employed by some of the companies in our peer group. The Compensation Committee used this approach in setting the amounts payable and the triggering events under the Employment Agreements. The Employment Agreements’ termination of employment provisions were entered into in order to address competitive concerns by providing the executives with a fixed amount of compensation that would offset the potential risk of foregoing other opportunities. At the time of entering into the Employment Agreements, the Compensation Committee considered ENGlobal’s aggregate potential obligations in the context of retaining the executives and their expected compensation.

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Executive Perquisites

Our use of perquisites as a component of compensation is limited and largely based on historical practices and policies of our Company. These perquisites and other benefits are provided to assure competitiveness and provide an additional retention incentive for these executives. Our Compensation Committee endeavors to adhere to a high level of propriety in managing executive benefits and perquisites. We do not own a plane and do not provide any personal aircraft use for executives.

Other Compensation

From time to time, we make available to employees and executives certain other fringe benefits. We may provide club memberships, tickets to sporting or cultural events, tickets to community events, etc. To the extent that such items are taxable to the individual, they are considered to be part of the individual’s compensation package.

Review of and Conclusion Regarding All Components of Executive Compensation

Based on our performance during the past several years, and in light of our executives’ efforts in directing the Company, the Compensation Committee and the Board have determined that the compensation paid to our named executive officers, serves the best interests of our shareholders and continues to emphasize programs that the Compensation Committee and the Board believe positively affect shareholder value.

DIRECTOR COMPENSATION

The following table discloses cash and equity awards and other compensation earned, paid or awarded, as the case may be, to each of the Company’s non-employee directors during the fiscal year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)	All Other Compensation ($)	Total
Kevin M. Palma	34,000	50,000	—	—	$84,000
Christopher Sorrells	30,000	50,000	—	—	$80,000
Lloyd Kirchner	30,000	50,000	—	—	$80,000
William A. Coskey	—	—	—	—	—
Margaret K. Lassarat(4)	—	—	—	—	—

(1)	Amount paid in cash to non-employee directors for director compensation earned for their 2022 Board service.
(2)

This column shows the grant date fair value of equity awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). Values for awards subject to performance conditions are computed based upon the probable outcome of the performance condition as of the grant date. For a description of certain assumptions made in the valuation of stock awards, see Part II, Item 8, Note 10 in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 31, 2023.

(3)

Represents 38,168 shares of restricted stock at a fair market value per share price of $1.31 granted to each director on June 9, 2022, as described below under “Restricted Stock Grants.” As of December 31, 2022, Messrs. Palma, Sorrells, and Kirchner each had a total of 19,084 shares of restricted stock that were unvested.

(4)	Ms. Lassarat was elected to the Board on April 24, 2023.

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The principal objectives of our director compensation programs are to: (i) compensate for time spent on the Company’s behalf, and (ii) align the compensation programs with long-term value to the Company’s shareholders. We attempt to accomplish these objectives in an economical manner through a combination of reasonable director retainer fees and equity incentive grants to the directors.

Retainer Fees

Historically, our non-employee directors have received a cash retainer as compensation for their service to the Company, and our Chairman of the Audit Committee also received an additional cash retainer as compensation for such service. Our non-employee directors are also eligible for reimbursement of travel and other miscellaneous expenses associated with attendance at Board and Committee meetings. Our non-employee directors, Messrs. Palma, Sorrells, and Kirchner, received an annual cash retainer of $30,000 as compensation for their service to the Company, and Mr. Palma received an additional $4,000 for his service as Audit Committee Chairman.

Restricted Stock Grants

Under the Long Term Incentive Plan, non-employee directors are eligible to receive equity grants. Our non-employee directors typically receive the equity grants in June concurrent with the annual shareholders’ meeting. On June 9, 2022, in recognition of the services provided by its Board for the 2022-2023 service term, our non-employee directors, Messrs. Palma, Sorrells, and Kirchner, each received 38,168 restricted shares of the Company’s common stock, valued at $50,000 based on the fair market value of the shares on the date of grant, or $1.31 per share. The shares vested and will vest, as applicable, in equal installments on September 30, 2022, December 31, 2022, March 31, 2023 and June 30, 2023.

HEDGING AND PLEDGING PROHIBITIONS

Our Insider Trading Policy, which applies to all directors, officers and employees of the Company, prohibits hedging or monetization transactions or similar arrangements with respect to ENGlobal stock, purchases of ENGlobal stock on margin or engaging in short sales, or purchases or sales of puts, calls or other derivative securities with respect to ENGlobal stock.In addition, officers and directors of the Company are prohibited from encumbering any portion of their ENGlobal securities or usingENGlobal securities as collateral for any purpose, unless any such transaction is approved in advance by the Chairman and Chief Executive Officer and the Lead Independent Director.

AUDIT MATTERS

Report of the Audit Committee

The information contained in this Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” or incorporated by reference in future filings with the SEC, or to be subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

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In accordance with its written charter, the Audit Committee assists the Board in, among other matters, oversight of our financial reporting process, including the effectiveness of our internal accounting and financial controls and procedures, and controls over our accounting, auditing, and financial reporting practices. A copy of the Audit Committee Charter is available on the “About ENG – Governance” section of our website at www.englobal.com.

The Board has determined that all three members of the Audit Committee are “independent” based upon the standards adopted by the Board, which incorporate the independence requirements under applicable laws, rules and regulations.

Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and our system of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for auditing the financial statements. The Audit Committee’s responsibility is to monitor and review these processes and procedures. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and we are not professionals in those fields. The Audit Committee relies, without independent verification, on the information provided to us and on the representations made by management that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent registered public accounting firm that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

During fiscal year 2022, the Audit Committee held six meetings. The Audit Committee’s meetings were conducted so as to encourage communication among the members of the Audit Committee, management, and our independent registered public accounting firm, Moss Adams LLP. Among other things, the Audit Committee discussed with our internal and independent auditors the overall scope and plans for ENGlobal’s audits. The Audit Committee met separately with the independent registered public accounting firm, with and without management, to discuss the results of their examinations and their observations and recommendations regarding our internal controls. The Audit Committee also discussed with our independent registered public accounting firm all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2022, with management and our independent registered public accounting firm. Management’s discussions with the Audit Committee included a review of critical accounting policies.

The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between us and our registered public accounting firm that might bear on the independence of the independent registered public accounting firm consistent with the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm communications with audit committees concerning independence The Audit Committee discussed with the independent registered public accounting firm any relationships that may have an impact on the auditors’ objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee has reviewed and approved the amount of fees paid to Moss Adams LLP for audit and non-audit services. The Audit Committee concluded that the provision of services by Moss Adams LLP is compatible with the maintenance of Moss Adams LLP’s independence.

At six of its meetings during 2022, the Audit Committee met with members of senior management and the independent registered public accounting firm to review the certifications provided by the Chief Executive Officer and Chief Financial Officer under the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC and the overall certification process. At these meetings, Company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting.

Based on the above-mentioned review and discussions with management, and the independent registered public accounting firm, and subject to the limitations on our role and responsibilities described above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that ENGlobal’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

Audit Committee of the Board of Directors,

Kevin M. Palma, Chairman

Lloyd G. Kirchner

Christopher D. Sorrells

March 31, 2023

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Principal Auditor Fees

Moss Adams LLP was appointed as the Company’s independent auditors on November 16, 2017 and has audited the Company’s 2022 and 2021 consolidated financial statements. During 2022 and 2021,Moss Adams LLP did not audit the Company’s internal control over financial reporting because the Company is a “smaller reporting company” as defined under the rules of the Exchange Act. The Audit Committee has determined that the audit-related services provided by Moss Adams LLP are compatible with maintaining its independence in the conduct of its auditing functions pursuant to the auditor independence rules of the SEC. No non-audit services were provided by Moss Adams LLP in 2022 and 2021.

The following table shows the fees paid or accrued by ENGlobal for the audit and other services provided by Moss Adams LLP for fiscal years 2022 and 2021.

	2022	2021

Audit Fees	276,000	178,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	276,000	178,000

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by the Company’s independent registered public accounting firm for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Quarterly Reports on Form 10‑Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by the Company’s independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “audit fees”; (iii) “tax fees” are fees for professional services rendered by the Company’s independent registered public accounting firm for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by the Company’s independent registered public accounting firm, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Pre-Approval Policy

Under applicable SEC rules, except for the ability to designate a portion of this responsibility as described below, the full Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence from ENGlobal. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee, and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to ENGlobal or any of its subsidiaries, except that the Audit Committee Chairman has the right to approve up to $25,000 of services in any year. During 2022, all fees were pre‑approved by the Audit Committee.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC.

Based solely upon a review of such forms filed electronically with the SEC or written representations that no Form 5s were required, the Company believes that all Section 16(a) filing requirements were timely met during the year ended December 31, 2022, except that Messrs. Palma, Kirchner, and Lloyd were each late filing a Form 4 reporting one transaction.

OTHER MATTERS

To the best of the knowledge, information and belief of the directors, there are no other matters which are to be acted upon at the Meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

The Company has received no notice of any other items to be submitted for consideration at the Meeting and, except for reports of operations and activities by management, which are for informational purposes only and require no approval or disapproval, and consideration of the minutes of the preceding annual meeting for approval, which may involve technical corrections to the text where actions taken were incorrectly recorded, but which require no action of approval or disapproval of the subject matter, management does not know of or contemplate any other business that will be presented for action by the shareholders at the Meeting. If any further business is properly presented at the Meeting, the persons named as proxies will act in their discretion on behalf of the shareholders they represent.

SHAREHOLDER PROPOSALS FOR 2024

Under Rule 14a-8 of the Exchange Act, shareholder proposals must be received by the Company no later than January 19, 2024 to be considered for inclusion in the Company’s proxy statement relating to the 2024 Annual Meeting of Shareholders or, if the Company changes the date of the 2024 Annual Meeting by more than 30 days from the date of the 2023 Annual Meeting, then shareholder proposals must be received by the Company a reasonable time before the Company begins to print and send its proxy materials for the 2024 Annual Meeting of Shareholders.

In addition, pursuant to our bylaws, shareholder proposals to be presented at the 2024 Annual Meeting of Shareholders of the Company (whether or not to be included in the Company’s proxy statement) must be made upon timely notice. A timely notice must be made in writing, contain the information required by our bylaws and be received by the Secretary of the Company at the principal executive offices of the Company not earlier than the close of business on the 120th calendar day, nor later than the close of business on the 90th calendar day, immediately before the first anniversary of the 2023 Annual Meeting of Shareholders. However, in the event that the date of the 2024 Annual Meeting is advanced more than 30 calendar days before, or delayed more than 70 calendar days after, such anniversary date, notice by the shareholder to be timely must be delivered not later than the close of business on the 10th calendar day following the day on which public announcement of a meeting date is first made by the Company. For information regarding the nomination of director candidates, please see “Consideration of Director Nominees - Shareholder Nominees” on page 8 of this proxy statement.In addition to satisfying the requirements of our bylaws, including the notice deadlines set out above and therein, to comply with the universal proxy rules, if you intend to solicit proxies in support of director nominees, other than the Company’s nominees, you must also comply with the additional requirements of Rule 14a-19 of the Exchange Act.

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SHAREHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for shareholder meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of brokers with account holders who are ENGlobal shareholders will be “householding” our proxy materials. A single set of meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of shareholder meeting materials, please notify your broker or ENGlobal. Direct your written request to Investor Relations at ENGlobal Corporation, 11740 Katy Fwy., Suite 1100, Houston, TX 77079, (281) 878-1000. Shareholders who currently receive multiple copies of shareholder meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

ANNUAL REPORT TO SHAREHOLDERS

A copy of ENGlobal’s Annual Report on Form 10-K, which includes our consolidated financial statements, is being delivered to you with this proxy statement. You may also read, print and download our annual report at http://www.proxyvote.com. The annual report may also be read, downloaded and printed at www.englobal.com.

APPROVAL OF THE BOARD OF DIRECTORS

The contents of this proxy statement have been approved by the Board of Directors, and the Board of Directors has authorized the mailing of this proxy statement to the shareholders of the Company.

By Order of the Board of Directors,

Darren W. Spriggs
Chief Financial Officer, Treasurer and Corporate Secretary

Houston, Texas

May [•], 2023

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ENGlobal Corporation THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – THURSDAY, JUNE 29, 2023 AT 10:00 AM LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints William A. Coskey and Darren W. Spriggs, either of them, jointly and severally, with power of substitution, to represent and to vote as designated all shares of common stock which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of ENGlobal Corporation, to be held at our headquarters located at Energy Tower III, 11740 Katy Freeway, 2nd floor, Houston, Texas 77079, on Thursday, June 29, 2023 at 10:00 a.m., local time, or any adjournment thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/ENG
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF ENGlobal Corporation			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		→	FOR	WITHHOLD
Election of Directors
	William A. Coskey, P.E.		☐	☐
	Kevin M. Palma		☐	☐		Control ID:
	Christopher Sorrells		☐	☐		REQUEST ID:
	Lloyd Kirchner		☐	☐
	Margaret K. Lassarat		☐	☐
Proposal 2		→	FOR	AGAINST	ABSTAIN
	Ratify the appointment of Moss Adams LLP as the independent auditors of ENGlobal for fiscal year 2023.		☐	☐	☐
Proposal 3		→	FOR	AGAINST	ABSTAIN

Approve an amendment to our Restated Articles of Incorporation to effect, at the discretion of the Board of Directors, at a ratio of not less than one-for-[•] (1:[•]) and not greater than one-for-[•] (1:[•]), a reverse split of our common stock.

			☐	☐	☐
Proposal 4		→	FOR	AGAINST	ABSTAIN
	Approve an amendment to our Restated Articles of Incorporation to address an error and confirm the authority of the Board of Directors to issue “blank check” preferred stock.		☐	☐	☐

To transact such other business as may properly come before the annual meeting or any adjournment thereof.
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTORS, "FOR"  THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP, “FOR” THE AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION TO EFFECT, AT THE DISCRETION OF THE BOARD OF DIRECTORS, AT A RATIO OF NOT LESS THAN ONE-FOR-[•] (1:[•]) AND NOT GREATER THAN ONE-FOR-[•] (1:[•]), A REVERSE SPLIT OF OUR COMMON STOCK, AND “FOR” THE AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION TO ADDRESS AN ERROR AND CONFIRM THE AUTHORITY OF THE BOARD OF DIRECTORS TO ISSUE “BLANK CHECK” PREFERRED STOCK AND IN THE PROXY HOLDER'S DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2023

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: ENGlobal Corporation Entity or Nevada Business Identification Number (NVID): NV19941075865
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ______
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ______ Jurisdiction of formation: ______ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ______ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 12/12/2022

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: ____ Time: ____ (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☒ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Insert following paragraph after clause (A) of Article Fourth: [See attached] (attach additional page(s) if necessary)
6. Signature: (Required)	X ____________________ Signature of Officer or Authorized Signer ____ Title X ____________________ Signature of Officer or Authorized Signer ____ Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 12/12/2022

(continued from response to "5. Information Being Changed:")

"Effective as of 11:59 p.m., Eastern Time, on [•] (the "Effective Time"), each [•] shares of Common Stock of the Corporation issued and outstanding or held in treasury immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the "Reverse Stock Split"). The Corporation shall not issue fractional shares of Common Stock or pay cash in respect thereof in connection with the Reverse Stock Split but, in lieu thereof, the aggregate number of shares of the Common Stock issuable to each holder in connection with the Reverse Stock Split shall be rounded up to the next higher whole number of shares of Common Stock. At the Effective Time, there shall be no change in the number of authorized shares of capital stock that the Corporation shall have the authority to issue. Following the Reverse Stock Split, each certificate that immediately prior to the Effective Time represented shares of Common Stock (the "Old Certificates") shall thereafter be deemed for all purposes, as a result of the Reverse Stock Split and without any action on the part of the holders thereof, to represent only that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined pursuant to the Reverse Stock Split (subject to the treatment of fractional shares as set forth above)."

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☒ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) The following paragraph of Article Fourth is deleted: [See additional page] (attach additional page(s) if necessary)
6. Signature: (Required)	X ______________________ Signature of Officer or Authorized Signer — Title X ______________________ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 12/12/2022